                                                               Exhibit 10(i)(c)4


              THIRD MODIFICATION AND EXTENSION OF CREDIT AGREEMENT

                  This THIRD MODIFICATION AND EXTENSION OF CREDIT AGREEMENT (this "AGREEMENT") dated as of March 15, 2000, between ALEXANDER'S, INC., a Delaware corporation ("BORROWER"), and VORNADO LENDING L.L.C. (formerly known as Vornado Lending Corp.) ("LENDER").

                                R E C I T A L S:

                  WHEREAS, Lender is the current holder of (i) the Promissory Note dated March 15, 1995 in the original principal amount of $45,000,000 made by Borrower to Lender (such Promissory Note, as amended by (i) the Note Modification and Extension Agreement between Borrower and Mortgagee dated as of March 15, 1998, (ii) the Second Note Modification and Extension Agreement dated as of March 29, 1999 and (iii) the Third Note Modification and Extension Agreement between Borrower and Mortgagee of even date herewith, being hereinafter referred to as the "NOTE");

                  WHEREAS, the Note was made pursuant to the Credit Agreement between Borrower and Lender dated March 15, 1995 (such Credit Agreement, as amended by (i) the letter agreement dated March 29, 1995 between Lender and Borrower, (ii) the two letter agreements between Lender and Borrower, each dated March 24, 1997, (iii) the Modification and Extension of Credit Agreement dated as of March 15, 1998 between Lender and Borrower and (iv) the Second Modification and Extension of Credit Agreement dated as of March 29, 1999, being hereinafter referred to as the "CREDIT AGREEMENT"), which Note evidences a loan in the original principal amount of $45,000,000 (the "LOAN") made by Lender to Borrower (terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

                  WHEREAS, the Note is secured by, inter alia, those certain Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated March 15, 1995 in the original principal amount of $45,000,000.00 and given by (i) Alexander's of Fordham Road, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 0197, (ii) Alexander's, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 0139, (iii) Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. to Lender and recorded on March 20, 1995 in the Office of the City Register, New York County in Reel 2193, Page 0966, (iv) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4089, Page 1125, (v) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4089, Page 1181 and (vi) Alexander's Department Stores of New Jersey, Inc. to Lender and recorded on March 17, 1995 in the Office of the County Clerk, Bergen County, New Jersey in Book 8953, Page 910, all of which Mortgages Assignments of Leases, Security Agreements and Fixture Filings have been, and are simultaneously herewith being, amended; and

                  WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner hereinafter provided.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The definition of "Maturity Date" appearing on page 8 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "Maturity Date" means March 15, 2002."

         2. Section 2.04(a) appearing on Page 14 of the Credit Agreement is hereby deleted in its entirety and replaced by the following new Section 2.04(a):

"(a) Ordinary Interest. The Borrower shall pay interest on the unpaid principal amount of the Loan owing to Lender from the Closing Date, until such principal amount shall be paid in full, payable in arrears on the fifteenth day of each month (each an "Interest Payment Date") at a rate per annum (the "Interest Rate") equal to (i) prior to the second anniversary of the Closing Date, 13.80% or, provided that Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, 16.43%, (ii) on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, 12.97% or, provided that Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, 15.60%, (iii) on or after the third anniversary of the Closing Date but prior to March 29, 1999 (the "1999 Loan Extension Closing Date"), 11.50%, or, provided that Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, 13.87%, (iv) on or after the 1999 Loan Extension Date until March 15, 2000, 12%, or, provided that Lender shall have executed the Intercreditor Agreement pursuant to which the obligations of the Borrower owing to the Subordinate Lender under the Vornado Credit Agreement shall be subordinated to the Loan Obligations, 14.18%, (v) on or after March 15, 2000 but prior to March 15, 2001, 15.72% and (vi) on or after March 15, 2001, a rate equal to the one-year treasury bill rate as of such date plus 9.48%.

         3. FORDHAM ROAD. Lender consents to the conveyance of the Fordham Road Property (as so identified in item 1 of Schedule IX of the Credit Agreement) to the holder of the first mortgage on such property or its designee (and to any consensual foreclosure of such mortgage) and in connection with such conveyance Lender shall release its mortgage lien on the Fordham Road Property. The parties hereto hereby further consent and agree that to the extent that a default or an event of default under the Greyrock Loan (as hereinafter defined) constitutes an Event of Default under the Credit Agreement or any other Loan Document, such default or event of default shall henceforth no longer constitute an Event of Default under the Credit Agreement or under any other Loan Document; provided that the foregoing shall not be construed so as to eliminate any other Event of Default or to affect the interpretation of any other default provision contained in the Credit Agreement or any other Loan Document. As used herein, the term "Greyrock Loan" shall mean the first mortgage loan on the Fordham Property in the original principal amount of $25,000,000.00 made by Greyrock Capital Group, Inc. (now known as Banc of America Commercial Finance Corporation).

         4. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay all of the costs, fees and expenses incurred by Lender in connection with this Agreement and the transactions described herein or contemplated hereby, including, without limitation, any and all fees and charges incurred in connection with the recording and/or filing of any of the documents executed in connection with the extension of the Loan ("RECORDING FEES").

         5. Notwithstanding anything to the contrary, expressed or implied, contained in this Agreement or any prior or contemporaneous correspondence or other communications between Borrower and Lender, this Agreement shall not be or become effective until Borrower has paid the Recording Fees and Lender's Legal Fees.

         6. Except with respect to Sections 4.01(g) and 4.01(h) of the Credit Agreement, Borrower hereby reaffirms and makes again to Lender, as of the date hereof, all of the representations and warranties contained in the Credit Agreement and hereby further represents and warrants to Lender as follows:

                  (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and has full power and authority to execute, deliver and perform its obligations under this Agreement and any other documents and instruments executed by Borrower in connection with this Agreement;

                  (b) All corporate action necessary to authorize the execution, delivery and performance of this Agreement, and any other documents and instruments executed by Borrower in connection with this Agreement, have been duly and properly taken; and

                  (c) Borrower is in good standing under the laws of the State of Delaware.

         7. Borrower hereby releases all claims, demands, and causes of action of any kind or nature against Lender which Borrower now has or may have by reason of any matter, cause or thing relating to or arising out of the Loan or the "Loan Documents" (as defined in the Credit Agreement), to the date of this Agreement.

         8. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         9. Except as herein amended, the terms and provisions of the Credit Agreement shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

         10. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by all of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                       VORNADO LENDING L.L.C.

                                       By:      VORNADO REALTY, L.P.,
                                                Managing Member

                                                By:   /s/ Irwin Goldberg
                                                  ------------------------------
                                                  Name:  Irwin Goldberg
                                                  Title: Vice President
                                                         Chief Financial Officer


                                       ALEXANDER'S, INC.


                                       By:         /s/ Joseph Macnow
                                                --------------------------------
                                                Name:  Joseph Macnow
                                                Title: Vice President
                                                Chief Financial Officer

STATE OF NEW JERSEY        )
                           )  ss.:
COUNTY OF BERGEN           )

On 12th September, 2000 before me, the undersigned, personally appeared
Irwin Goldberg personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                      /s/ Ann Pelligra
                                    ----------------------
                                    Name:   Ann Pelligra
                                    Office: Notary Public of New Jersey
                                            My Commission Expires Feb. 25, 2001
(SEAL)

STATE OF NEW JERSEY        )
                           )  ss.:
COUNTY OF BERGEN           )

On September 12, 2000 before me, the undersigned, personally appeared
Joseph Macnow personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                      /s/ Deborah Anthony
                                    --------------------
                                    Name: Deborah Anthony
                                    Office: Notary Public of New Jersey
                                            My Commission Expires Feb. 6, 2001
(SEAL)